SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          February 26, 2001
                                                   ----------------------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                   001-15217                     57-0990958
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(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)



       400 SOUTH EL CAMINO REAL, SUITE 500, SAN MATEO, CA          94402
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       (Address of Principal Executive Offices)                 (Zip Code)



                                 (650) 685-4880
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

Press Release Issued Regarding Appointment of Daniel W. Yih as Interim Chief Financial Officer, Treasurer, Vice President and Board Member
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     On February 26, 2001, U.S. Aggregates,  Inc. (the "Company") issued a press release announcing that Daniel W. Yih, 41, had been appointed Interim Chief Financial Officer, Treasurer, Vice President and had been elected to the U.S. Aggregates Board of Directors. A copy of the press release is attached hereto as
Exhibit 99.1.


ITEM 7.  EXHIBITS

Exhibit 99.1               Press Release



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      U.S. AGGREGATES, INC.


Date:  February 26, 2001              By:  /s/  Hobart Richey
                                           ---------------------------------
                                           Hobart Richey
                                           Secretary